Exhibit 31.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER

UNDER

SECTION 302 OF THE SARBANES-OXLEY ACT

I, Robert A. Berman, certify that:

1.    I have reviewed this Amendment No. 1 to the Annual Report on Form 10-K of Rekor Systems, Inc.

2.    Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: August 14, 2019	/s/ Robert A. Berman
Robert A. Berman
President and Chief Executive Officer
Principal Executive Officer